EXECUTION VERSION

LIMITED WAIVER AND LIMITED CONSENT

Dated as of June 11, 2024

To

CREDIT AGREEMENT

Dated as of September 17, 2021

THIS LIMITED WAIVER AND LIMITED CONSENT (this “Consent”) is made as of June 11, 2024 by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Company”), the Subsidiary Borrowers party hereto (the “Subsidiary Borrowers” and, together with the Company, the “Borrowers” and each, a “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of September 17, 2021 by and among the Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Administrative Agent and the Required Lenders have agreed to (i) waive any Event of Default that may have occurred pursuant to Section 7.01(d) as a result of any failure to comply with Section 6.10(c) of the Credit Agreement (any such Event of Default, collectively with any other Default or Event of Default that may have arisen prior to the date hereof directly as a result thereof, the “Specified Events of Default”) and (ii) consent to irrevocably and permanently waive the Company’s compliance with Section 6.10(c) of the Credit Agreement from and after the Effective Date (as defined below); and
WHEREAS, the Borrowers, the Lenders party hereto (which, for the avoidance of doubt, constitute the Required Lenders) and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, each of the Lenders party hereto and the Administrative Agent hereby agree to enter into this Consent.

1.     Limited Waiver. The Required Lenders agree to waive the Specified Events of Default and confirm no additional action is required by any Loan Party to cure or remedy the Specified Events of Default. As of the Effective Date, subject to the satisfaction of the condition precedent set forth in Section 3 below and notwithstanding anything in the Credit Agreement to the contrary, by the execution of this Consent by the Required Lenders, the Administrative Agent and the Lenders hereby waive the Specified Events of Default; provided, however, that such waiver shall only apply to the Specified Events of Default, and any other Default or Event of Default, whether now existing or hereafter occurring, shall not be subject to or receive the benefit of such waiver. For the avoidance of doubt, if this Consent does not become effective pursuant to Section 3 below, nothing herein shall serve as a waiver by the Lenders of any Default or Event of Default, and the Lenders reserve all rights and remedies with respect to any Default or Event of Default.
2.     Consent. Effective as of the Effective Date, notwithstanding anything contained in the Credit Agreement and the other Loan Documents (including, without limitation, Section 6.10(c) of the Credit Agreement) to the contrary, by the execution of this Consent by the Administrative Agent and the Required Lenders, the Administrative Agent and the Required Lenders hereby irrevocably and permanently consent and agree to that the Company shall not be required to comply with Section 6.10(c) of the Credit Agreement from and after the Effective Date. The parties hereto agree that the limited consent set forth in this Section shall be limited precisely as written and, except as expressly set forth in this Consent, shall not be deemed to be a consent to or amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document.

3.     Conditions of Effectiveness. This Consent will be effective (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)     The Administrative Agent shall have received counterparts of this Consent duly executed by the Borrowers, the Administrative Agent and the Lenders party hereto, which, for the avoidance of doubt, comprise the Required Lenders.

(b)     After giving effect to this Consent with respect to the Specified Events of Default, no Default or Event of Default shall have occurred and be continuing.
(c)     After giving effect to this Consent with respect to the Specified Events of Default, the representations and warranties made by each Borrower in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) with the same force and effect as if made on and as of the Effective Date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date) (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification)).

4.     Representations and Warranties of the Borrowers. As of the date hereof, each Borrower hereby represents and warrants as follows:

(a)     This Consent and the Credit Agreement constitute legal, valid and binding obligations of such Borrower and, in the case of the Credit Agreement, the other Loan Parties party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.     Reference to and Effect on the Credit Agreement.

(a)     Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement, as modified by this Consent.

(b)     On behalf of itself and each of the other Loan Parties, each Borrower hereby (i) agrees that this Consent and the transactions contemplated hereby shall not limit or diminish the obligations of the Loan Parties arising under or pursuant to the Loan Documents to which each such Loan Party is a party, (ii) reaffirms all of the Loan Parties’ obligations under the Credit Agreement and the other Loan Documents to which each such Loan Party is a party and (iii) acknowledges and agrees that the Credit Agreement and each other Loan Document executed by each such Loan Party remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

(c)     The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith, unless otherwise specified herein.

(d)     This Consent is a Loan Document.

6.     Governing Law. This Consent shall be governed by and construed in accordance with and governed by the law of the State of New York. The parties hereto agree that provisions of Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

7.     Ratification. Except as expressly modified by this Consent, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. This Consent shall not constitute a course of dealing with the Lender at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

8.     Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

9.     Counterparts. This Consent may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Consent shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

10.     Release. In connection with the waivers granted hereby, the Borrowers and the other Loan Parties hereby voluntarily and knowingly forever release, discharge, waive and relinquish any and all known causes of action of every kind and nature whatsoever, whether in law, in equity or before an administrative agency, direct or indirect, fixed or contingent, whether heretofore asserted or not, and whether arising based on a tort or breach of contractual or other duty, arising under or in connection with this Consent, any other Loan Document or the transactions contemplated thereby, based on the acts or omissions of the Administrative Agent or any Lender party hereto and any such Person’s past and present officers, directors, managers, employees, shareholders and members (the “Released Parties”) arising prior to the Effective Date, that the Borrowers or the Loan Parties had against the Released Parties.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent has been duly executed as of the day and year first above written.

FUNKO ACQUISITION HOLDINGS, L.L.C.,
as a Borrower

By: /s/ Tracy D. Daw
_______________________________________
Name: Tracy Daw
Title: Chief Legal Officer and Secretary

FUNKO HOLDINGS LLC,
as a Borrower

By: /s/ Tracy D. Daw
_______________________________________
Name: Tracy Daw
Title: Chief Legal Officer and Secretary

FUNKO, LLC,
as a Borrower

By: /s/ Tracy D. Daw
_______________________________________
Name: Tracy Daw
Title: Chief Legal Officer and Secretary

LOUNGEFLY, LLC,
as a Borrower

By: /s/ Tracy D. Daw
_______________________________________
Name: Tracy Daw
Title: Chief Legal Officer and Secretary

FUNKO GAMES LLC,
as a Borrower

By: /s/ Tracy D. Daw
_______________________________________
Name: Tracy Daw
Title: Chief Legal Officer and Secretary

Signature Page to Limited Waiver and Limited Consent to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By: /s/ Peter Christensen
_______________________________________
Name: Peter Christensen
Title: Executive Director

Signature Page to Limited Waiver and Limited Consent to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name of Lender:

KeyBank National Association
______________________________________

By: /s/ Matt Palmer
_______________________________________
Name: Matt Palmer
Title: Vice President

For any Lender requiring a second signature line:

By: ____________________________________
Name:
Title:

Signature Page to Limited Waiver and Limited Consent to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name of Lender:

CITIZENS BANK, N.A.
______________________________________

By: /s/ Marla Merritt
_______________________________________
Name: Marla Merritt
Title: Vice President

Signature Page to Limited Waiver and Limited Consent to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name of Lender:

HSBC Bank USA, National Association
______________________________________

By: /s/ Mark Gibbs
_______________________________________
Name: Mark Gibbs
Title: Managing Director

For any Lender requiring a second signature line:

By: ____________________________________
Name:
Title:

Signature Page to Limited Waiver and Limited Consent to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name of Lender:
U.S. Bank National Association
______________________________________

By: /s/ Glenn E Debs
_______________________________________
Name: Glenn E Debs
Title: Vice President

Signature Page to Limited Waiver and Limited Consent to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name of Lender: Bank of America, N.A.
______________________________________

By: /s/ Cristina Aceto
_______________________________________
Name: Cristina Aceto
Title: Vice President

Signature Page to Limited Waiver and Limited Consent to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name of Lender:

Goldman Sachs Bank USA
______________________________________

By: /s/ Dan Martis
_______________________________________
Name: Dan Martis
Title: Authorized Signatory

Signature Page to Limited Waiver and Limited Consent to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.